UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 6, 2026
Date of Report (date of earliest event reported)
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Chime Financial, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42693 (Commission File Number)	46-0925388 (I.R.S. Employer Identification Number)
101 California Street, Suite 500 San Francisco, CA 94111
(Address of principal executive offices and zip code)
(844) 244-6363
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	CHYM	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02 – Results of Operations and Financial Condition.

Financial Results for the First Quarter of 2026
On May 6, 2026, Chime Financial, Inc. (“Chime”) issued a press release regarding its financial results for the quarter and full year ended March 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this report. As previously announced, Chime will host an earnings call on May 6, 2026 at 2:00 p.m. PT/5:00 p.m. ET.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 - Other Events.

Share Repurchase Program

On May 4, 2026, Chime’s board of directors approved an additional share repurchase authorization pursuant to which Chime may repurchase up to $200.0 million of its outstanding Class A common stock.

Under this program, Chime is authorized to repurchase shares of its Class A common stock from time to time through open market transactions, privately negotiated transactions and other means subject to market conditions and in compliance with applicable securities laws, including through Rule 10b5-1 plans. Open market repurchases may be structured to occur in accordance with the requirements of Rule 10b-18. The timing, manner, price and amount of any repurchases will be determined by Chime at its discretion and depend on a variety of factors, including legal requirements, price, and economic and market conditions. The repurchase program does not obligate Chime to repurchase any particular amount of Class A common stock and may be suspended or discontinued at any time at Chime’s discretion without prior notice, subject to all applicable securities laws.

Item 9.01 - Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
99.1	Press release dated May 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chime Financial, Inc.

May 6, 2026	By:	/s/ Matthew Newcomb
	Name:	Matthew Newcomb
	Title:	Chief Financial Officer